UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2019

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

54 Wilton Road, 2nd Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(310)-620-9320

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry Into a Material Definitive Agreement.

On October 21, 2019, NeuroClear Technologies, Inc. (“NeuroClear”), a wholly-owned subsidiary of BioSig Technologies, Inc. (the “Company”), and the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which NeuroClear agreed to sell an aggregate of 82,200 shares of NeuroClear’s common stock, par value $0.001 per share (the “Common Stock”), at $8.35 per share, for an aggregate consideration of $686,370 (the “NeuroClear Private Placement”). The NeuroClear Private Placement closed on October 21, 2019. The Company is a party to the Purchase Agreement with respect to Section 3.03 of the Purchase Agreement, which provides that in the event that (i) the Common Stock is not listed on a national securities exchange by October 31, 2020, or (ii) a change of control (as defined in the Purchase Agreement) of NeuroClear occurs, whichever is earlier, at the option of the holder of Common Stock, each share of Common Stock may be exchanged into 1.1 shares of common stock of the Company (the “Share Exchange”).

The Purchase Agreement provides for the sale of up to an aggregate of $20,000,000 of Common Stock pursuant to multiple closings until October 31, 2019, which date may be extended to November 30, 2019, with written notice to the offeree. The Purchase Agreement contains standard representations, warranties and covenants of the Investors and the Company.

The NeuroClear Private Placement and the Share Exchange are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and the shares of Common Stock and the shares of Company common stock issuable in the Share Exchange will be offered and sold, in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it is an accredited investor (as defined by Rule 501 under the Securities Act).

The foregoing description of the Purchase Agreements is qualified in its entirety by reference to the Purchase Agreement, a form of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 3.02     Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: October 24, 2019                                      By:  /s/ Kenneth L. Londoner

Name: Kenneth L. Londoner

Title: Chairman and Chief Executive Officer